                    [ADVANCE ROSS CORPORATION LETTERHEAD]

                                                            EXHIBIT 10(a)(22)


                                                December 31, 1994


Mr. William W. Staudt
Hamilton Capital Partners
50 Main Street
White Plains, NY 10606


Dear Bill:

         This will confirm the agreements we have reached concerning your Stock Option Agreement dated November 2, 1992, a copy of which is attached hereto and incorporated herein as reference ("Option Agreement").

         For valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, it is agreed that effective upon:

                (i) your resignation as a director of Advance Ross Corporation ("AROS") and

                (ii) the execution and delivery of The Vacation Store Operating Agreement between AROS and the Hamilton Group, Inc. involving a start up venture,

the percentage of Option Shares with respect to which the Option is exercisable shall be 100% (see Section 2 of the Option Agreement).

         Except as otherwise indicated, capitalized terms used herein are defined as set forth in the Option Agreement and, except as modified herein, all the other terms and conditions of the Option Agreement shall remain in full force and effect.

         Please sign the enclosed copy of this letter indicating your agreement with the terms set forth herein.

                                                      Sincerely,

                                                      Paul G. Yovovich
                                                      Paul G. Yovovich
                                                      President


AGREED AND ACCEPTED this
31st Day of December, 1994.

William W. Staudt
----------------------
William W. Staudt

                            ADVANCE ROSS CORPORATION

                             STOCK OPTION AGREEMENT


         THIS AGREEMENT is made as of the 2nd day of November, 1992 ("Grant Date") by and between Advance Ross Corporation, a Delaware corporation ("Company"), and William W. Staudt ("Participant").

                                R E C I T A L S

         WHEREAS, Participant will be providing certain services to the Company and, by affording the Participant an opportunity to purchase shares of its Common Stock, the Company believes it can promote the overall financial objectives of the Company and its stockholders by motivating the Participant to achieve long-term growth in stockholder equity in the Company.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the Company and Participant agree as follows:

         1.     Option Grant.

                (a) Subject to the terms and conditions of this Agreement, the Company hereby grants to the Participant the option ("Option") to purchase an aggregate of 83,559 shares (the "Option Shares") of the Company's Common Stock, $.10 par value per share, at the purchase price of $12.50 per share (the "Option Price"). The Option granted hereunder is designated as a nonqualified stock option and the Option is not an Incentive Stock Option as described in Section 422 of the Internal Revenue Code of 1986, as amended.

                (b) In the event the Company adopts a Stock Option Plan in which a Committee of "disinterested" members of the Board of Directors is appointed to administer said Plan, said Committee shall also have the authority granted to it by this Agreement. In the event there is no such Committee, references thereto shall instead be deemed to read "the Company."

         2. Exercise Schedule. The Option granted hereunder shall be exercisable with respect to the Option Shares in accordance with the following schedule:

                                                                              Percentage of Option
                                                                             Shares with Respect to
                                                                               Which the Option is
                                                                                   Exercisable
                                                                             ----------------------
         On and After November 2, 1993                                                 20%
         On and After November 2, 1994                                                 40%

         On and After November 2, 1995                                                 60%
         On and After November 2, 1996                                                 80%
         On and After November 2, 1997                                                100%
           until termination of the Option Period

         3. Option Period. The exercise period of the Option shall terminate six (6) years from the Grant Date (the "Option Period"), unless sooner terminated as provided in this Agreement.

         4. Method of Option Exercise. Participant shall exercise the Option by delivering written notice of the Participant's intent to exercise the Option with respect to a specific number of Option Shares to the Secretary of the Company at the Company's principal office located at 111 West Monroe Street, Chicago, Illinois 60603 (or such other office as the Company may direct). Each such notice shall state the Participant's election to exercise the Option and the number of Option Shares in respect of which it is being exercised, be signed by the person or persons exercising the Option and, in the event that the Option is being exercised by any person or persons other than the Participant, be accompanied by proof, satisfactory to the Secretary of the right of such person or persons to exercise the Option, and be accompanied by payment, in cash or cashier's check, equal to the purchase price of the Option Shares in respect of which the Option is being exercised. The Option shall not have been exercised unless all the preceding provisions of this Section shall have been complied with, and for all purposes of this Agreement, the date of the exercise of the Option with respect to any particular shares shall be the date on which such notice, proof (if required), and payment shall all have been received by the Secretary. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered to or upon the written order of the person or persons exercising the Option as soon as practicable after receipt by the Secretary of such notice, proof (if required) and payment. Such delivery shall be made at the principal office of the Company, or at such other place as the Company shall have designated by notice. The purchase price of any shares as to which Options shall be exercised shall be paid in full at the time of the exercise.

         5. Registration of Option Shares. Reasonably promptly after the Company's Common Stock trades at an average price of $12.50 per share over any 20 consecutive day trading period, the Company will prepare and file, at its expense, an S-8 registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Option Shares. The Company shall use its best efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earlier of (a) Option Period expires, (b) the Company is no longer a Reporting Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (c) all the Option Shares have been sold by the Participant. The Company will bear all the expenses incident to its performance of and compliance with the provisions of this Section, including, without limitation, all such printing, legal, accounting, filing and Blue Sky costs, but will have no obligation to pay any selling commissions.
The Company shall promptly deliver to the Participant three conformed copies of the registration statement and, following effectiveness of the registration statement, a reasonable number of prospectuses. In connection with the registration statement, the Participant will furnish to the Company, in writing, such information as is reasonably requested by the Company for use in the registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its officers and directors and each person who controls the Company, against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in information so furnished in writing by or on behalf of the Participant. For purposes of determining the price of the Company's Common Stock:

                   (i) if the Common Stock is traded on a national or regional securities exchange, the price for a particular day shall be the closing sale price on the principal securities exchange on which the Common Stock may then be traded or, if there is no such sale on the day, then on the last previous day on which a sale was reported; and

                  (ii) if the Common Stock is not listed on any securities exchange, but is publicly traded and reported on NASDAQ, the price for a particular day shall be the mean between the closing bid and asked quotations in the over-the-counter market as reported by NASDAQ; but if there is no bid and asked quotations in the over-the-counter market as reported by NASDAQ on that day, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by NASDAQ on the last previous day such bid and asked price was quoted.

         6.      Effect of Certain Changes.

                 (a)      Anti-Dilution.   In addition to the other provisions
         set forth below in this Section 6, in the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (if measured on either stand-alone or consolidated basis), reorganization, rights offering, share offering, partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the

         Company shall adjust or substitute, as the case may be, the number of Option Shares covered by this Option, the Option Price, and any other characteristics or terms of the Option as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participant; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee. The Committee may waive any limitation set forth in or imposed pursuant to the terms and conditions of this Agreement so that the Option, from and after a date prior to the effective date of any event specified above or a Change in Control (as defined below), shall be exercisable in full.

                 (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company (other than as a result of an event described in Section 6(h)) or in the event of any corporate separation or division, including, without limitation, a split-up, a split-off or a spin-off, (1) the Committee shall waive any limitations set forth in or imposed pursuant to the terms and conditions this Agreement so that the Option, from and after a date prior to the effective date of such dissolution or liquidation of the Company or a corporate separation or division, as the case may be, as specified by the Committee, shall be exercisable in full, and (2) the Option shall be exercisable at the then Option Price solely for the kind and amount of shares of stock and other securities, property, cash, other consideration or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, and (3) the Option may terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days written notice of the date so fixed shall be given to the Participant, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise the Option.

                 (c) Change in Control. If there is a Change in Control of the Company (as defined herein) then (1) the Committee shall waive any limitation set forth in or imposed pursuant to the terms and conditions of the Plan or this Agreement so that the Option, from and after a date prior to the effective date of such Change in Control, as the case may be, as specified by the Committee, shall be exercisable in full, (2) subject to the provisions of clauses (3) and (4) below, effective with the date of such Change in Control, the Participant shall be entitled, upon exercise of the Option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, property, cash, other consideration or any combination thereof receivable upon such Change in Control, as the holders of shares of Common Stock received pursuant to the terms of the Change in Control, except that the Committee may provide that the Option may be cancelled as of the effective date of any such Change in Control, provided that not less than thirty (30) days written notice of the date so fixed for such cancellation shall be given to the Participant; (3) the Committee may provide that any Option otherwise exercisable on the date of any such Change in Control may be purchased by the Company in an amount equal to the excess, if any, of the aggregate fair market value per share of Option Shares (or portion thereof) over the aggregate Option Price of the Option Shares (or portion thereof) which the Committee determines to purchase; or
         (4) the Committee may provide for any combination of (2) and (3) above. For purposes of this Section 6(c), the aggregate fair market value per share of Option Shares that the Committee determines to purchase shall be determined by the Committee by reference to the cash or fair market value, determined by the Committee, of the securities, property or other consideration receivable pursuant to the Change in Control described in this Section 6(c). The aggregate Option Price of the Common Stock shall be determined by multiplying the number of such shares by the Option Price. The Option may be purchased pursuant to the provisions of this Section 6(c) only if and to the extent the Option shall have been granted more than six (6) months prior to the offer to purchase (except in the event of the Participant's permanent and total disability or death as may be permitted under Rule 16b-3 of the Exchange Act), neither the Participant nor any affiliate of the Participant has any control respecting the offer, and that such purchase is within the ninety (90) day period commencing with the first purchases pursuant to the offer made to holders of options of the Company.

                 (d) Company as Surviving Entity. In case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change in the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the portion of the Option then exercisable may be exercised solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash, other consideration or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of shares of Common Stock for which the Option might have been exercised.

                 (e) Change in the Common Stock. In the event of a change in the Common Stock of the Company as presently constituted, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of this Agreement.

                 (f) Company Discretion. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                 (g) Limit of Rights. Except as hereinbefore expressly provided in this Section 6, the Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of assets or stock of another corporation, and any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate, sell or transfer all or part of its business or assets.

                 (h) "Change in Control" shall be deemed to have occurred on the first to occur of any of the following events:

                            (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent 25% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control of the Company: (1) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses
                 (A), (B) and (C) of subsection (iii) of this subsection (h) are satisfied; or

                      (ii) Individuals who, as of the Grant Date, constitute the Board of Directors of the Company (the

                 "Incumbent Board of the Company") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board of the Company shall be considered as though such individual were a member of the Incumbent Board of the Company, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as contemplated by Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

                          (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than seventy-five percent (75%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty-five percent (25%) or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board of the Company at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                           (iv) Approval by the stockholders of the Company of the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than seventy-five percent (75%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty-five percent (25%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and
                 (c) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board of the Company at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

         7. No Company Obligation. The Company shall have no duty or obligation to affirmatively disclose to the Participant, and the Participant shall have no right to be advised of, any material information regarding the Company or an Affiliate at any time prior to, upon or in connection with the exercise of the Option.

         8. No Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to shares covered by the Option until the date of issuance of a stock certificate for such shares; no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of exercise of such Option.

       9. Requirements of Law. In the event that, upon exercise of the Option, a registration statement under the Securities Act is not required to have been filed pursuant to Section 5 hereof and is not otherwise in effect with respect to the Option Shares, the Company shall not be required to issue such Option Shares unless the Company has received evidence reasonably satisfactory to it to the effect that the Participant is acquiring such Option Shares for investment and not with a view to the distribution thereof, and unless the certificate issued representing the shares of Common Stock bears the following or similar legend:

                 "The shares of stock represented by this certificate (1) have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that registration is not required for such sale or transfer; and (2) are subject to certain restrictions upon the transfer thereof, and to certain rights and obligations, all as more specifically set forth in a certain Advance Ross Corporation Stock Option Agreement, a copy of which is available for inspection at the registered office of the Company."

Any reasonable determination in this connection by the Company shall be final, binding and conclusive. At such time as, in the opinion of counsel for the Company, the above or similar legend is no longer required solely for compliance with applicable securities laws, then the holders of such certificates shall be entitled to exchange such certificates for certificates representing a like number of shares but without such legend. The Company shall not be required to sell or issue any shares under the Option if the issuance of such shares shall constitute a violation of any provision of any law or regulation of any governmental authority. The Company shall not be obligated to deliver any shares of Common Stock upon exercise of an Option until there has been compliance with any tax withholding requirements, securities exchange listing or other requirements the Committee deems appropriate or as provided in this Agreement.

Nothing in this Section 10 shall effect the Company's obligations to file an S-8 registration statement in accordance with Section 6 hereof.

       10. Nontransferability. The Option shall not be assigned, transferred (except as herein provided), pledged or hypothecated in any way (whether by operation of law or otherwise), other than by will or the laws of descent and distribution. The Option is exercisable during a Participant's lifetime only by the Participant or the appointed guardian or legal representative of the Participant, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option shall be null and void and without effect. The Company shall have the right to terminate the Option in the event of any such assignment, transfer, pledge, hypothecation, other disposition of the Option, or levy of attachment or similar process, by notice to that effect to the person then entitled to exercise the Option; provided, however, that termination of the Option hereunder shall not prejudice any rights or remedies which the Company or Affiliate may have under this Agreement or otherwise.

       11. Nondisclosure. The Participant acknowledges that the business, information, and techniques of and related to the Company are valuable assets, the value of which may be destroyed by disclosure to anyone outside the employ of the Company or its subsidiaries. The Participant further acknowledges that it has acquired and hereafter will acquire valuable and confidential information in connection with the Company and thus occupies a position of trust and confidence with respect to trade secrets and Confidential Information regarding the Company. Consequently, the Participant hereby agrees that he will not, at any time, without the express written consent of the
Company:

                 (a) disclose, directly or indirectly, any Confidential Information to anyone outside the employ of the Company or its subsidiaries; or

                 (b) use, directly or indirectly, any Confidential Information for the benefit of anyone other than the Company and its subsidiaries.

       The term "Confidential Information" as used herein means all information of a business or technical nature disclosed to, learned or developed by the Participant in the course of his involvement with the Company, which information relates to the operations, methods, processes, operations, services, proposals, technical improvements or prospective activities of the Company. Said term shall further include any information which the Company or its subsidiaries is, for any reason, obligated to retain in confidence, but shall not include information so generally known as to be a part of the public domain, or any information the disclosure of which is necessary to further the purposes of this Agreement.

       The obligations of the Participant under this Section 11 shall survive termination of this Agreement or exercise of the Options and shall terminate with regard to any Confidential Information only when it ceases to be Confidential Information as defined hereinabove.

       The Participant further agrees that upon expiration of his involvement with the Company, upon written request of the Company, he will surrender to the Company any books, lists, records, documents and other similar property obtained by him or entrusted to him during his involvement with the Company or an Affiliate or which were paid for by the Company or an Affiliate, it being explicitly understood and agreed that all such books, records, lists, documents, and other similar property are and shall remain the property of the Company or an Affiliate.

       12. Remedies. The following provisions shall apply to the provisions set forth in Section 12 of this Agreement:

                 (a) In the event of a violation by the Participant of the covenant contained in Section 12 of this Agreement, the Participant shall forfeit his right to the Option and any shares of Common Stock received upon the exercise of an Option subject to this condition which Participant still holds shall be sold to the Company at a price per share equal to the lesser of (i) the then current price of the Stock as determined in accordance with Section 6(i) or (ii), or if the Common Stock is not publicly traded, on the basis of the good faith determination of the Committee or (ii) the Option Price.

                 (b) Without limiting the right of the Company to pursue all other legal and equitable remedies available for violation by the Participant of the covenants contained in Section 12 of this Agreement, it is expressly agreed that such other remedies cannot fully compensate the Company for such a violation and that the Company shall be entitled to injunctive relief (including temporary restraining orders after reasonable notice prior to application therefor) to prevent any such violation or continuing violation thereof, and the Participant hereby consents to the granting of such relief (including temporary restraining orders after reasonable notice prior to application therefor) by any court of competent jurisdiction.

                 (c) It is the intent and understanding of the Company and the Participant that if in any action before any court or agency legally empowered to enforce the covenants contained in Section 12 of this Agreement, any term, restriction, covenant or promise contained therein is found to be unreasonable and accordingly unenforceable, then such term, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

                 (d) The covenants contained in Section 12 of this Agreement shall continue in effect pursuant to, and to the extent consistent with, their terms notwithstanding the termination of the Consulting Agreement or other termination of this Agreement.

       13. Withholding. The Participant and Company agree that the Company shall have no obligation to issue or transfer shares of Common Stock upon the exercise of the Option, unless and until the Participant or his representative shall have satisfied the obligation of the Company and any of its direct or indirect subsidiaries with respect to the withholding of federal, state or local taxes, or in order to sustain a right of the Company or any of its direct or indirect subsidiaries to a tax deduction under federal, state or local law with respect to the exercise of an Option. The obligation of the preceding sentence may be satisfied, in the sole discretion of the Committee, by the Participant's or representative's tendering cash, or the Committee may cause to be withheld from issuance or payment such number of shares of Common





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

Stock, cash, or any combination of the foregoing as the Committee determines necessary to satisfy the obligation of the Company or its Affiliates, or in order to sustain a right of the Company or any of its Affiliates to a tax deduction under federal, state or local law with respect to the exercise of an Option. The Company shall agree to permit the Participant to tender cash or other property, including shares of Common Stock, in satisfaction of any withholding obligation, and Participant agrees that he shall have no right to any Common Stock or cash hereunder unless and until such withholding obligation shall be satisfied in the sole discretion of the Committee.

       14. Condition of Engagement. Nothing herein shall be construed as an obligation to retain Participant as a Director or Hamilton Capital Partners as a consultant to the Company; all agreements with respect to such obligations being set forth in the Consulting Agreement.

       15. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Participant or his Representative, and all rights granted to the Company hereunder, shall be binding upon the Participant's or the Representative's heirs, legal representatives, and successors.

       16. Choice of Laws. This Agreement shall be governed by the laws of the State of Delaware (other than its laws respecting choice of law).

       17. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which shall constitute but one and the same instrument.

       18. Amendment. This Agreement may not be amended without the written agreement of the Participant and the Company.

       19. Validity. If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.

       20. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter thereof and supersedes all prior agreements with respect thereto, including, without limitation, the Letter Agreement, dated August 5, 1992, by and between the Company and Hamilton Capital Partners.

       21. Affiliate. For purposes hereof, the term "Affiliate" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Company.

       IN WITNESS WHEREOF, Company has caused this Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his hand and seal, effective as of the date first written above.

William W. Staudt
-------------------------------                        ADVANCE ROSS CORPORATION
William W. Staudt

37 Studio Lane                                         By:  Harve A. Ferrill
Bronxville, NY 10708                                        -------------------
                                                            Harve A. Ferrill
                                                            President and CEO
Nov. 2, 1992
-------------------------------
Date





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